UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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                      Date of Report
                      (Date of earliest
                      event reported):          August 12, 2002


                           MGIC Investment Corporation
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             (Exact name of registrant as specified in its charter)

        Wisconsin                     1-10816                 39-1486475
---------------------------    ----------------------   -----------------------

     (State or other              (Commission File          (IRS Employer
     jurisdiction of                  Number)            Identification No.)
     incorporation)

                      MGIC Plaza, 250 East Kilbourn Avenue
                           Milwaukee, Wisconsin 53202
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           (Address of principal executive offices including zip code)


                                 (414) 347-6480
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                         (Registrant's telephone number)


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Item 5.    Other Events and Regulation FD Disclosure.

         The Registrant has filed the separate statements of its Chief Executive Officer and its Chief Financial Officer required by the Commission's June 27, 2002 Order in File No. 4-460. These statements were filed in the form of Exhibit A to such Order.

Item 7.    Financial Statements and Exhibits.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits.

              The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MGIC INVESTMENT CORPORATION



Date:  August 12, 2002                      By:  /S/ Joseph J. Komanecki
                                                --------------------------------
                                                Joseph J. Komanecki
                                                Senior Vice President and Chief
                                                Accounting Officer



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                           MGIC INVESTMENT CORPORATION

                        EXHIBIT INDEX TO FORM 8-K REPORT


Exhibit Number                      Description

       99.1           Statement of Chief Executive Officer

       99.2           Statement of Chief Financial Officer